Exhibit 99.2

All information in the following tables is presented on a basis prepared in accordance with U.S. generally accepted accounting principles (GAAP), unless otherwise indicated.  Certain reclassifications of prior period amounts have been made to conform to the current period presentation.

(Preliminary)

American Express Company
Consolidated Statements of Income

(Millions)

	Quarters Ended March 31,		Percentage
	2013	2012	Inc/(Dec)

Revenues
Non-interest revenues
Discount revenue	$4,438	$4,257	4%
Net card fees	653	610	7
Travel commissions and fees	437	451	(3)
Other commissions and fees	573	583	(2)
Other	537	553	(3)
Total non-interest revenues	6,638	6,454	3
Interest income
Interest on loans	1,683	1,611	4
Interest and dividends on investment securities	53	66	(20)
Deposits with banks and other	26	30	(13)
Total interest income	1,762	1,707	3
Interest expense
Deposits	114	129	(12)
Long-term debt and other	405	445	(9)
Total interest expense	519	574	(10)
Net interest income	1,243	1,133	10
Total revenues net of interest expense	7,881	7,587	4
Provisions for losses
Charge card	195	178	10
Cardmember loans	275	212	30
Other	27	22	23
Total provisions for losses	497	412	21
Total revenues net of interest expense after provisions for losses	7,384	7,175	3

Expenses
Marketing and promotion	621	631	(2)
Cardmember rewards	1,520	1,467	4
Cardmember services	189	194	(3)
Salaries and employee benefits	1,615	1,635	(1)
Professional services	716	691	4
Occupancy and equipment	472	438	8
Communications	96	96	-
Other, net	246	250	(2)
Total	5,475	5,402	1
Pretax income	1,909	1,773	8
Income tax provision	629	517	22
Net income	$1,280	$1,256	2
Net income attributable to common shareholders (A)	$1,269	$1,242	2
Effective tax rate	32.9%	29.2%

(A) Represents net income, less earnings allocated to participating share awards of $11 million and $14 million for the three months ended March 31, 2013 and 2012, respectively.

(Preliminary)

American Express Company
Condensed Consolidated Balance Sheets

(Billions)

	March 31, 2013	December 31, 2012

Assets
Cash & cash equivalents	$28	$22
Accounts receivable	46	46
Investment securities	6	6
Loans	61	64
Other assets	16	15
Total assets	$157	$153

Liabilities and Shareholders' Equity
Customer deposits	$41	$40
Short-term borrowings	3	3
Long-term debt	56	59
Other liabilities	38	32
Total liabilities	138	134

Shareholders' Equity	19	19
Total liabilities and shareholders' equity	$157	$153

 (Preliminary)

American Express Company
Financial Summary

(Millions)

	Quarters Ended March 31,		Percentage
	2013	2012	Inc/(Dec)

Total revenues net of interest expense
U.S. Card Services	$4,082	$3,884	5%
International Card Services	1,317	1,299	1
Global Commercial Services	1,163	1,157	1
Global Network & Merchant Services	1,303	1,248	4
	7,865	7,588	4
Corporate & Other	16	(1)	#

CONSOLIDATED TOTAL REVENUES NET OF INTEREST EXPENSE	$7,881	$7,587	4

Pretax income (loss)
U.S. Card Services	$1,270	$1,180	8
International Card Services	193	196	(2)
Global Commercial Services	283	244	16
Global Network & Merchant Services	582	539	8
	2,328	2,159	8
Corporate & Other	(419)	(386)	9

PRETAX INCOME	$1,909	$1,773	8

Net income (loss)
U.S. Card Services	$804	$752	7
International Card Services	178	197	(10)
Global Commercial Services	191	177	8
Global Network & Merchant Services	373	357	4
	1,546	1,483	4
Corporate & Other	(266)	(227)	17

NET INCOME	$1,280	$1,256	2

# - Denotes a variance of more than 100%.

(Preliminary)

American Express Company
Financial Summary (continued)

	Quarters Ended March 31,		Percentage
	2013	2012	Inc/(Dec)
EARNINGS PER COMMON SHARE

BASIC
Net income attributable to common shareholders	$1.15	$1.07	7%

Average common shares outstanding (millions)	1,099	1,160	(5	) %

DILUTED
Net income attributable to common shareholders	$1.15	$1.07	7%

Average common shares outstanding (millions)	1,106	1,166	(5	) %

Cash dividends declared per common share	$0.20	$0.20	-%

Selected Statistical Information

	Quarters Ended March 31,		Percentage
	2013	2012	Inc/(Dec)

Return on average equity (A)	23.2%	27.1%
Return on average common equity (A)	23.0%	26.8%
Return on average tangible common equity (A)	29.3%	35.0%
Common shares outstanding (millions)	1,098	1,166	(6)%
Book value per common share	$17.56	$17.08	3%
Shareholders' equity (billions)	$19.3	$19.9	(3)%

(A) Refer to Appendix I for components of return on average equity, return on average common equity and return on average tangible common equity, a non-GAAP measure.

(Preliminary)

American Express Company
Selected Statistical Information

(Millions, except percentages and where indicated)

	Quarters Ended March 31,		Percentage
	2013	2012	Inc/(Dec)
Card billed business (billions) (A):
United States	$150.0	$139.6	7%
Outside the United States	74.5	71.6	4
Total	$224.5	$211.2	6
Total cards-in-force (B):
United States	52.1	50.9	2%
Outside the United States	51.1	47.8	7
Total	103.2	98.7	5
Basic cards-in-force (B):
United States	40.5	39.6	2%
Outside the United States	41.1	38.2	8
Total	81.6	77.8	5

Average discount rate (C)	2.52%	2.53%
Average basic cardmember spending (dollars) (D)	$3,905	$3,772	4%
Average fee per card (dollars) (D)	$40	$38	5%
Average fee per card adjusted (dollars) (D)	$44	$42	5%

(A)  Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards.  In-store spend activity within retail co-brand portfolios in Global Network Services, from which the Company earns no revenue, is not included in non-proprietary billed business.  Card billed business is reflected in the United States or outside the United States based on where the cardmember is domiciled.

(B)  Total cards-in-force represents the number of cards that are issued and outstanding.  Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include additional supplemental cards issued on that account.  Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee cardmembers.  Non-proprietary cards-in-force includes all cards that are issued and outstanding under network partnership agreements, except for retail co-brand cardmember accounts that have no out-of-store spend activity during the prior 12 month period.

(C)  This calculation is designed to reflect pricing at merchants accepting general purpose American Express cards.  It represents the percentage of billed business (both proprietary and Global Network Services) retained by the Company from merchants it acquires, prior to payments to third parties unrelated to merchant acceptance.

(D)  Average basic card member spending and average fee per card are computed from proprietary card activities only. Average fee per card is computed based on net card fees, including the amortization of deferred direct acquisition costs divided by average worldwide proprietary cards-in-force.  The adjusted average fee per card, which is a non-GAAP measure, is computed in the same manner, but excludes amortization of deferred direct acquisition costs. The amount of amortization excluded was $65 million for both the quarters ended March  31, 2013 and 2012. The Company presents adjusted average fee per card because the Company believes this metric presents a useful indicator of card fees pricing across a range of its proprietary card products.

(Preliminary)

American Express Company
Selected Statistical Information (continued)

(Billions, except percentages and where indicated)

	Quarters Ended March 31,		Percentage
	2013	2012	Inc/(Dec)
Worldwide cardmember receivables:
Total receivables	$43.4	$41.5	5%
Loss reserves (millions):
Beginning balance	$428	$438	(2	) %
Provisions (A)	154	149	3
Other additions (B)	41	29	41
Net write-offs (C)	(178)	(182)	(2)
Other deductions (D)	(35)	(10)	#
Ending balance	$410	$424	(3)
% of receivables	0.9%	1.0%
Net write-off rate (principal only) - USCS (E)	2.0%	2.3%
Net write-off rate (principal and fees) - USCS (E)	2.2%	2.5%
30 days past due as a % of total - USCS	1.9%	1.9%
Net loss ratio (as a % of charge volume) - ICS/GCS	0.12%	0.11%
90 days past billing as a % of total - ICS/GCS	0.8%	0.7%

Worldwide cardmember loans:
Total loans	$62.3	$60.1	4%
Loss reserves (millions):
Beginning balance	$1,471	$1,874	(22)%
Provisions (A)	243	185	31
Other additions (B)	32	27	19
Net write-offs - principal (C)	(304)	(349)	(13)
Net write-offs - interest and fees (C)	(38)	(44)	(14)
Other deductions (D)	(37)	(13)	#
Ending balance	$1,367	$1,680	(19)
Ending reserves - principal	$1,316	$1,622	(19)
Ending reserves - interest and fees	$51	$58	(12)
% of loans	2.2%	2.8%
% of past due	170%	201%
Average loans	$62.8	$60.7	3%
Net write-off rate (principal only) (E)	1.9%	2.3%
Net write-off rate (principal, interest and fees) (E)	2.2%	2.6%
30 days past due loans as a % of total	1.3%	1.4%
Net interest income divided by average loans (F)	8.0%	7.5%
Net interest yield on cardmember loans (F)	9.5%	9.2%

# - Denotes a variance of more than 100%.

(A)  Provisions for principal (resulting from authorized transactions) and fee reserve components.

(B) Provisions for unauthorized transactions.

(C) Consists of principal (resulting from authorized transactions)  interest and/or fees, less recoveries.

(D) For cardmember receivables, includes net write-offs resulting from unauthorized transactions of $(40) million and $(33) million for the three months ended March 31, 2013 and 2012, respectively; foreign currency translation adjustments of $(2) million and $3 million for the three months ended March 31, 2013 and 2012, respectively; reclassified cardmember bankruptcy reserves of $18 million for the three months ended March 31, 2012 only (cardmember bankruptcy reserves were classified as other liabilities in periods prior to March 31, 2012); and other items of $7 million and $2 million for the three months ended March 31, 2013 and 2012, respectively. For cardmember loans, includes net write-offs resulting from unauthorized transactions of $(32) million and $(28) million for the three months ended March 31, 2013 and 2012, respectively; foreign currency translation adjustments of $(1) million and $10 million for the three months ended March 31, 2013 and 2012, respectively; reclassified cardmember bankruptcy reserves of $4 million for the three months ended March 31, 2012 only (cardmember bankruptcy reserves were classified as other liabilities in periods prior to March 31, 2012); and other items of $(4) million and $1 million for the three months ended March 31, 2013 and 2012, respectively.

(E)  The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(F)  See Appendix III for calculations of net interest yield on cardmember loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure, and the Company's rationale for presenting net interest yield on cardmember loans.

(Preliminary)

American Express Company
Consolidated Statements of Income

(Millions)

	Quarters Ended
	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012

Revenues
Non-interest revenues
Discount revenue	$4,438	$4,575	$4,425	$4,482	$4,257
Net card fees	653	648	633	615	610
Travel commissions and fees	437	503	465	521	451
Other commissions and fees	573	578	581	575	583
Other	537	644	577	651	553
Total non-interest revenues	6,638	6,948	6,681	6,844	6,454
Interest income
Interest on loans	1,683	1,660	1,658	1,582	1,611
Interest and dividends on investment securities	53	53	60	67	66
Deposits with banks and other	26	24	21	22	30
Total interest income	1,762	1,737	1,739	1,671	1,707
Interest expense
Deposits	114	118	118	115	129
Long-term debt and other	405	426	440	435	445
Total interest expense	519	544	558	550	574
Net interest income	1,243	1,193	1,181	1,121	1,133
Total revenues net of interest expense	7,881	8,141	7,862	7,965	7,587
Provisions for losses
Charge card	195	211	190	163	178
Cardmember loans	275	396	264	277	212
Other	27	31	25	21	22
Total provisions for losses	497	638	479	461	412
Total revenues net of interest expense after provisions for losses	7,384	7,503	7,383	7,504	7,175

Expenses
Marketing and promotion	621	722	764	773	631
Cardmember rewards	1,520	1,857	1,496	1,462	1,467
Cardmember services	189	197	201	180	194
Salaries and employee benefits	1,615	1,910	1,516	1,536	1,635
Professional services	716	871	690	711	691
Occupancy and equipment	472	486	453	446	438
Communications	96	99	93	95	96
Other, net	246	432	300	422	250
Total	5,475	6,574	5,513	5,625	5,402
Pretax income	1,909	929	1,870	1,879	1,773
Income tax provision	629	292	620	540	517
Net income	$1,280	$637	$1,250	$1,339	$1,256
Net income attributable to common shareholders (A)	$1,269	$630	$1,236	$1,325	$1,242
Effective tax rate	32.9%	31.4%	33.2%	28.7%	29.2%

(A) Represents net income, less earnings allocated to participating share awards of $11 million for the quarter ended March 31, 2013, $7 million for the quarter ended December 31, 2012, $14 million for the quarter ended September 30, 2012, $14 million for the quarter ended June 30, 2012, and $14 million for the quarter ended March 31, 2012.

(Preliminary)

American Express Company
Financial Summary

(Millions)

	Quarters Ended
	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012

Total revenues net of interest expense
U.S. Card Services	$4,082	$4,070	$4,055	$4,037	$3,884
International Card Services	1,317	1,397	1,313	1,297	1,299
Global Commercial Services	1,163	1,215	1,156	1,221	1,157
Global Network & Merchant Services	1,303	1,390	1,310	1,323	1,248
	7,865	8,072	7,834	7,878	7,588
Corporate & Other	16	69	28	87	(1)

CONSOLIDATED TOTAL REVENUES NET OF INTEREST EXPENSE	$7,881	$8,141	$7,862	$7,965	$7,587

Pretax income (loss)
U.S. Card Services	$1,270	$612	$1,128	$1,149	$1,180
International Card Services	193	110	207	146	196
Global Commercial Services	283	142	275	299	244
Global Network & Merchant Services	582	557	561	562	539
	2,328	1,421	2,171	2,156	2,159
Corporate & Other	(419)	(492)	(301)	(277)	(386)

PRETAX INCOME	$1,909	$929	$1,870	$1,879	$1,773

Net income (loss)
U.S. Card Services	$804	$423	$699	$718	$752
International Card Services	178	95	164	178	197
Global Commercial Services	191	65	183	219	177
Global Network & Merchant Services	373	354	360	372	357
	1,546	937	1,406	1,487	1,483
Corporate & Other	(266)	(300)	(156)	(148)	(227)

NET INCOME	$1,280	$637	$1,250	$1,339	$1,256

(Preliminary)

American Express Company
Financial Summary (continued)

	Quarters Ended
	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
EARNINGS PER COMMON SHARE

BASIC
Net income attributable to common shareholders	$1.15	$0.57	$1.10	$1.16	$1.07

Average common shares outstanding (millions)	1,099	1,110	1,126	1,145	1,160

DILUTED
Net income attributable to common shareholders	$1.15	$0.56	$1.09	$1.15	$1.07

Average common shares outstanding (millions)	1,106	1,116	1,132	1,152	1,166

Cash dividends declared per common share	$0.20	$0.20	$0.20	$0.20	$0.20

Selected Statistical Information

	Quarters Ended
	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012

Return on average equity (A)	23.2%	23.1%	26.3%	26.6%	27.1%
Return on average common equity (A)	23.0%	22.8%	26.0%	26.3%	26.8%
Return on average tangible common equity (A)	29.3%	29.2%	33.5%	34.1%	35.0%
Common shares outstanding (millions)	1,098	1,105	1,122	1,139	1,166
Book value per common share	$17.56	$17.09	$17.37	$16.92	$17.08
Shareholders' equity (billions)	$19.3	$18.9	$19.5	$19.3	$19.9

(A) Refer to Appendix I for components of return on average equity, return on average common equity and return on average tangible common equity, a non-GAAP measure.

(Preliminary)

American Express Company
Selected Statistical Information

(Millions, except percentages and where indicated)

	Quarters Ended
	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Card billed business (billions) (A):
United States	$150.0	$155.5	$146.9	$148.7	$139.6
Outside the United States	74.5	80.0	73.2	72.9	71.6
Total	$224.5	$235.5	$220.1	$221.6	$211.2
Total cards-in-force (B):
United States	52.1	52.0	51.8	51.2	50.9
Outside the United States	51.1	50.4	49.6	48.9	47.8
Total	103.2	102.4	101.4	100.1	98.7
Basic cards-in-force (B):
United States	40.5	40.3	40.2	39.8	39.6
Outside the United States	41.1	40.5	39.8	39.2	38.2
Total	81.6	80.8	80.0	79.0	77.8

Average discount rate (C)	2.52%	2.49%	2.53%	2.54%	2.53%
Average basic cardmember spending (dollars) (D)	$3,905	$4,113	$3,885	$3,948	$3,772
Average fee per card (dollars) (D)	$40	$40	$39	$39	$38
Average fee per card adjusted (dollars) (D)	$44	$44	$44	$43	$42

(A) Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards.  In-store spend activity within retail co-brand portfolios in Global Network Services, from which the Company earns no revenue, is not included in non-proprietary billed business.  Card billed business is reflected in the United States or outside the United States based on where the cardmember is domiciled.

(B) Total cards-in-force represents the number of cards that are issued and outstanding.  Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include additional supplemental cards issued on that account.  Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee cardmembers.  Non-proprietary cards-in-force includes all cards that are issued and outstanding under network partnership agreements, except for retail co-brand cardmember accounts that have no out-of-store spend activity during the prior 12 month period.

(C) This calculation is designed to reflect pricing at merchants accepting general purpose American Express cards.  It represents the percentage of billed business (both proprietary and Global Network Services) retained by the Company from merchants it acquires, prior to payments to third parties unrelated to merchant acceptance.

(D) Average basic card member spending and average fee per card are computed from proprietary card activities only. Average fee per card is computed based on net card fees, including the amortization of deferred direct acquisition costs divided by average worldwide proprietary cards-in-force.  The adjusted average fee per card, which is a non-GAAP measure, is computed in the same manner, but excludes amortization of deferred direct acquisition costs. The amount of amortization excluded for these periods was $65 million for the quarter ended March 31 2013, $63 million for the quarter ended December 31, 2012, $65 million for the quarter ended September 30, 2012, $64 million for the quarter ended June 30, 2012 and $65 million for the quarter ended March 31, 2012. The Company presents adjusted average fee per card because the Company believes this metric presents a useful indicator of card fee pricing across a range of its proprietary card products.

(Preliminary)

American Express Company
Selected Statistical Information (continued)

(Billions, except percentages and where indicated)

	Quarters Ended
	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012

Worldwide cardmember receivables:
Total receivables	$43.4	$42.8	$42.3	$41.5	$41.5
Loss reserves (millions):
Beginning balance	$428	$409	$392	$424	$438
Provisions (A)	154	167	151	134	149
Other additions (B)	41	44	39	29	29
Net write-offs (C)	(178)	(153)	(141)	(164)	(182)
Other deductions (D)	(35)	(39)	(32)	(31)	(10)
Ending balance	$410	$428	$409	$392	$424
% of receivables	0.9%	1.0%	1.0%	0.9%	1.0%
Net write-off rate (principal only) - USCS (E)	2.0%	1.8%	1.6%	2.0%	2.3%
Net write-off rate (principal and fees) - USCS (E)	2.2%	1.9%	1.7%	2.2%	2.5%
30 days past due as a % of total - USCS	1.9%	1.8%	1.8%	1.7%	1.9%
Net loss ratio (as a % of charge volume) - ICS/GCS	0.12%	0.09%	0.10%	0.10%	0.11%
90 days past billing as a % of total - ICS/GCS	0.8%	0.9%	0.7%	0.7%	0.7%

Worldwide cardmember loans:
Total loans	$62.3	$65.2	$61.8	$61.0	$60.1
Loss reserves (millions):
Beginning balance	$1,471	$1,459	$1,547	$1,680	$1,874
Provisions (A)	243	362	231	253	185
Other additions (B)	32	34	33	24	27
Net write-offs - principal (C)	(304)	(310)	(292)	(329)	(349)
Net write-offs - interest and fees (C)	(38)	(36)	(36)	(41)	(44)
Other deductions (D)	(37)	(38)	(24)	(40)	(13)
Ending balance	$1,367	$1,471	$1,459	$1,547	$1,680
Ending reserves - principal	$1,316	$1,423	$1,411	$1,492	$1,622
Ending reserves - interest and fees	$51	$48	$48	$55	$58
% of loans	2.2%	2.3%	2.4%	2.5%	2.8%
% of past due	170%	182%	182%	202%	201%
Average loans	$62.8	$62.9	$61.4	$60.6	$60.7
Net write-off rate (principal only) (E)	1.9%	2.0%	1.9%	2.2%	2.3%
Net write-off rate (principal, interest and fees) (E)	2.2%	2.2%	2.1%	2.4%	2.6%
30 days past due loans as a % of total	1.3%	1.2%	1.3%	1.3%	1.4%
Net interest income divided by average loans (F)	8.0%	7.5%	7.7%	7.4%	7.5%
Net interest yield on cardmember loans (F)	9.5%	9.1%	9.3%	9.0%	9.2%

(A)  Provisions for principal (resulting from authorized transactions) and fee reserve components.

(B) Provisions for unauthorized transactions.

(C) Consists of principal (resulting from authorized transactions)  interest and/or fees, less recoveries.

(D) For cardmember receivables, includes net write-offs resulting from unauthorized transactions of $(40) million for the three months ended March 31, 2013, $(41) million for the three months ended December 31, 2012, $(37) million for the three months ended September 30, 2012, $(30) million for the three months ended June 30, 2012 and $(33) million for the three months ended March 31, 2012; foreign currency translation adjustments of $(2) million for the three months ended March 31, 2013, $(2) million for the three months ended December 31, 2012, $6 million for the three months ended September 30, 2012, $(5) million for the three months ended June 30, 2012 and $3 million for the three months ended March 31, 2012; reclassified cardmember bankruptcy reserves of $18 million for the three months ended March 31, 2012 only (cardmember bankruptcy reserves were classified as other liabilities in prior periods); and other items of $7 million for the three months ended March 31, 2013, $4 million for the three months ended December 31, 2012, $(1) million for the three months ended September 30, 2012, $4 million for the three months ended June 30, 2012 and $2 million for the three months ended March 31, 2012. For cardmember loans, includes net write-offs resulting from unauthorized transactions of $(32) million for the three months ended March 31, 2013, $(32) million for the three months ended December 31, 2012, $(31) million for the three months ended September 30, 2012, $(25) million for the three months ended June 30, 2012 and $(28) million for the three months ended March 31, 2012; foreign currency translation adjustments of $(1) million for the three months ended March 31, 2013, $(2) million for the three months ended December 31, 2012, $10 million for the three months ended September 30, 2012, $(11) million for the three months ended June 30, 2012 and $10 million for the three months ended March 31, 2012; reclassified cardmember bankruptcy reserves of $4 million for the three months ended March 31, 2012 only (cardmember bankruptcy reserves were classified as other liabilities in prior periods); and other items of  $(4) million for the three months ended March 31, 2013, $(4) million for the three months ended December 31, 2012, $(3) million for the three months ended September 30, 2012, $(4) million for the three months ended June 30, 2012 and $1 million for the three months ended March 31, 2012.

(E)  The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(F)  See Appendix III for calculations of net interest yield on cardmember loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure, and the Company's rationale for presenting net interest yield on cardmember loans.

(Preliminary)

U.S. Card Services
Selected Income Statement Data

(Millions)

	Quarters Ended March 31,		Percentage
	2013	2012	Inc/(Dec)

Revenues
Discount revenue, net card fees and other	$2,878	$2,754	5%
Interest income	1,386	1,314	5
Interest expense	182	184	(1)
Net interest income	1,204	1,130	7
Total revenues net of interest expense	4,082	3,884	5
Provisions for losses	338	301	12
Total revenues net of interest expense after provisions for losses	3,744	3,583	4
Expenses
Marketing, promotion, rewards and cardmember services	1,545	1,472	5
Salaries and employee benefits and other operating expenses	929	931	-
Total	2,474	2,403	3
Pretax segment income	1,270	1,180	8
Income tax provision	466	428	9
Segment income	$804	$752	7
Effective tax rate	36.7%	36.3%

(Preliminary)

U.S. Card Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended March 31,		Percentage
	2013	2012	Inc/(Dec)

Card billed business	$116.7	$107.7	8%
Total cards-in-force (millions)	42.5	41.2	3%
Basic cards-in-force (millions)	31.7	30.6	4%
Average basic cardmember spending (dollars)	$3,709	$3,529	5%

U.S. Consumer Travel:
Travel sales (millions)	$1,044	$1,023	2%
Travel commissions and fees/sales	6.4%	7.4%

Total segment assets	$97.8	$90.7	8%
Segment capital (millions) (A)	$9,073	$9,350	(3	) %
Return on average segment capital (B)	29.2%	33.8%
Return on average tangible segment capital (B)	30.4%	35.5%

Cardmember receivables:
Total receivables	$20.4	$19.3	6%
30 days past due as a % of total	1.9%	1.9%
Average receivables	$20.0	$19.6	2%
Net write-off rate (principal only) (C)	2.0%	2.3%
Net write-off rate (principal and fees) (C)	2.2%	2.5%

Cardmember loans:
Total loans	$53.6	$51.4	4%
30 days past due loans as a % of total	1.2%	1.3%
Average loans	$54.0	$51.9	4%
Net write-off rate (principal only) (C)	2.0%	2.3%
Net write-off rate (principal, interest and fees) (C)	2.2%	2.6%
Net interest income divided by average loans (D)	9.0%	8.8%
Net interest yield on cardmember loans (D)	9.4%	9.1%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(C) The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(D)  See Appendix IV for calculations of net interest yield on cardmember loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure, and the Company's rationale for presenting net interest yield on cardmember loans.

(Preliminary)

U.S. Card Services
Selected Income Statement Data

(Millions)

	Quarters Ended
	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012

Revenues
Discount revenue, net card fees and other	$2,878	$2,903	$2,887	$2,925	$2,754
Interest income	1,386	1,364	1,362	1,302	1,314
Interest expense	182	197	194	190	184
Net interest income	1,204	1,167	1,168	1,112	1,130
Total revenues net of interest expense	4,082	4,070	4,055	4,037	3,884
Provisions for losses	338	477	339	312	301
Total revenues net of interest expense after provisions for losses	3,744	3,593	3,716	3,725	3,583
Expenses
Marketing, promotion, rewards and cardmember services	1,545	1,888	1,626	1,566	1,472
Salaries and employee benefits and other operating expenses	929	1,093	962	1,010	931
Total	2,474	2,981	2,588	2,576	2,403
Pretax segment income	1,270	612	1,128	1,149	1,180
Income tax provision	466	189	429	431	428
Segment income	$804	$423	$699	$718	$752
Effective tax rate	36.7%	30.9%	38.0%	37.5%	36.3%

(Preliminary)

U.S. Card Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012

Card billed business	$116.7	$123.3	$115.3	$116.0	$107.7
Total cards-in-force (millions)	42.5	42.2	41.8	41.5	41.2
Basic cards-in-force (millions)	31.7	31.3	31.1	30.8	30.6
Average basic cardmember spending (dollars)	$3,709	$3,952	$3,725	$3,776	$3,529

U.S. Consumer Travel:
Travel sales	$1.0	$0.9	$1.0	$1.1	$1.0
Travel commissions and fees/sales	6.4%	7.8%	7.6%	7.7%	7.4%

Total segment assets	$97.8	$98.3	$96.3	$95.5	$90.7
Segment capital (A)	$9.1	$8.7	$9.1	$9.0	$9.3
Return on average segment capital (B)	29.2%	28.8%	32.5%	33.6%	33.8%
Return on average tangible segment capital (B)	30.4%	30.1%	34.0%	35.3%	35.5%

Cardmember receivables:
Total receivables	$20.4	$21.1	$19.5	$19.6	$19.3
30 days past due as a % of total	1.9%	1.8%	1.8%	1.7%	1.9%
Average receivables	$20.0	$20.1	$19.4	$19.8	$19.6
Net write-off rate (principal only) (C)	2.0%	1.8%	1.6%	2.0%	2.3%
Net write-off rate (principal and fees) (C)	2.2%	1.9%	1.7%	2.2%	2.5%

Cardmember loans:
Total loans	$53.6	$56.0	$52.9	$52.5	$51.4
30 days past due loans as a % of total	1.2%	1.2%	1.3%	1.2%	1.3%
Average loans	$54.0	$53.9	$52.8	$52.1	$51.9
Net write-off rate (principal only) (C)	2.0%	2.0%	1.9%	2.2%	2.3%
Net write-off rate (principal, interest and fees) (C)	2.2%	2.2%	2.1%	2.4%	2.6%
Net interest income divided by average loans (D)	9.0%	8.6%	8.8%	8.6%	8.8%
Net interest yield on cardmember loans (D)	9.4%	9.0%	9.2%	9.0%	9.1%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(C)  The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(D)  See Appendix IV for calculations of net interest yield on cardmember loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure, and the Company's rationale for presenting net interest yield on cardmember loans.

(Preliminary)

International Card Services
Selected Income Statement Data

(Millions)

	Quarters Ended March 31,		Percentage
	2013	2012	Inc/(Dec)

Revenues
Discount revenue, net card fees and other	$1,124	$1,106	2%
Interest income	290	293	(1)
Interest expense	97	100	(3)
Net interest income	193	193	-
Total revenues net of interest expense	1,317	1,299	1
Provisions for losses	95	54	76
Total revenues net of interest expense after provisions for losses	1,222	1,245	(2)
Expenses
Marketing, promotion, rewards and cardmember services	452	461	(2)
Salaries and employee benefits and other operating expenses	577	588	(2)
Total	1,029	1,049	(2)
Pretax segment income	193	196	(2)
Income tax provision/(benefit)	15	(1)	#
Segment income	$178	$197	(10)
Effective tax rate	7.8%	-0.5%

# - Denotes a variance of more than 100%.

(Preliminary)

International Card Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended March 31,		Percentage
	2013	2012	Inc/(Dec)

Card billed business	$31.3	$30.7	2%
Total cards-in-force (millions)	15.6	15.4	1%
Basic cards-in-force (millions)	10.6	10.5	1%
Average basic cardmember spending (dollars)	$2,961	$2,927	1%

International Consumer Travel:
Travel sales (millions)	$340	$345	(1	) %
Travel commissions and fees/sales	6.8%	7.2%

Total segment assets	$31.1	$30.9	1%
Segment capital (millions) (A)	$2,981	$3,023	(1	) %
Return on average segment capital (B)	20.9%	24.7%
Return on average tangible segment capital (B)	40.3%	50.0%

Cardmember receivables:
Total receivables	$7.1	$6.7	6%
90 days past billing as a % of total	1.1%	1.0%
Net loss ratio (as a % of charge volume)	0.18%	0.15%

Cardmember loans:
Total loans	$8.6	$8.6	-%
30 days past due loans as a % of total	1.7%	1.8%
Average loans	$8.8	$8.8	-%
Net write-off rate (principal only) (C)	1.8%	2.1%
Net write-off rate (principal, interest and fees) (C)	2.3%	2.7%
Net interest income divided by average loans (D)	8.9%	8.8%
Net interest yield on cardmember loans (D)	10.0%	9.8%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(C) The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(D)  See Appendix IV for calculations of net interest yield on cardmember loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure, and the Company's rationale for presenting net interest yield on cardmember loans.

(Preliminary)

International Card Services
Selected Income Statement Data

(Millions)

	Quarters Ended
	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012

Revenues
Discount revenue, net card fees and other	$1,124	$1,210	$1,126	$1,119	$1,106
Interest income	290	289	289	276	293
Interest expense	97	102	102	98	100
Net interest income	193	187	187	178	193
Total revenues net of interest expense	1,317	1,397	1,313	1,297	1,299
Provisions for losses	95	99	83	94	54
Total revenues net of interest expense after provisions for losses	1,222	1,298	1,230	1,203	1,245
Expenses
Marketing, promotion, rewards and cardmember services	452	525	466	475	461
Salaries and employee benefits and other operating expenses	577	663	557	582	588
Total	1,029	1,188	1,023	1,057	1,049
Pretax segment income	193	110	207	146	196
Income tax provision/(benefit)	15	15	43	(32)	(1)
Segment income	$178	$95	$164	$178	$197
Effective tax rate	7.8%	13.6%	20.8%	-21.9%	-0.5%

(Preliminary)

International Card Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012

Card billed business	$31.3	$34.7	$31.9	$31.5	$30.7
Total cards-in-force (millions)	15.6	15.6	15.5	15.5	15.4
Basic cards-in-force (millions)	10.6	10.6	10.6	10.6	10.5
Average basic cardmember spending (dollars)	$2,961	$3,280	$3,026	$2,985	$2,927

International Consumer Travel:
Travel sales	$0.3	$0.4	$0.3	$0.3	$0.3
Travel commissions and fees/sales	6.8%	7.4%	7.1%	7.1%	7.2%

Total segment assets	$31.1	$31.8	$30.6	$29.3	$30.9
Segment capital (A)	$3.0	$2.9	$3.0	$2.8	$3.0
Return on average segment capital (B)	20.9%	21.8%	23.7%	25.5%	24.7%
Return on average tangible segment capital (B)	40.3%	43.0%	46.9%	51.1%	50.0%

Cardmember receivables:
Total receivables	$7.1	$7.8	$7.2	$6.8	$6.7
90 days past billing as a % of total	1.1%	0.9%	0.9%	1.0%	1.0%
Net loss ratio (as a % of charge volume)	0.18%	0.16%	0.17%	0.16%	0.15%

Cardmember loans:
Total loans	$8.6	$9.2	$8.9	$8.4	$8.6
30 days past due loans as a % of total	1.7%	1.5%	1.6%	1.7%	1.8%
Average loans	$8.8	$8.9	$8.6	$8.5	$8.8
Net write-off rate (principal only) (C)	1.8%	1.8%	1.6%	2.0%	2.1%
Net write-off rate (principal, interest and fees) (C)	2.3%	2.3%	2.2%	2.6%	2.7%
Net interest income divided by average loans (D)	8.9%	8.3%	8.7%	8.4%	8.8%
Net interest yield on cardmember loans (D)	10.0%	9.6%	9.8%	9.5%	9.8%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(C) The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(D)  See Appendix IV for calculations of net interest yield on cardmember loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure, and the Company's rationale for presenting net interest yield on cardmember loans.

(Preliminary)

Global Commercial Services
Selected Income Statement Data

(Millions)

	Quarters Ended March 31,		Percentage
	2013	2012	Inc/(Dec)

Revenues
Discount revenue, net card fees and other	$1,220	$1,216	-%
Interest income	3	3	-
Interest expense	60	62	(3)
Net interest expense	(57)	(59)	(3)
Total revenues net of interest expense	1,163	1,157	1
Provisions for losses	37	35	6
Total revenues net of interest expense after provisions for losses	1,126	1,122	-
Expenses
Marketing, promotion, rewards and cardmember services	150	154	(3)
Salaries and employee benefits and other operating expenses	693	724	(4)
Total	843	878	(4)
Pretax segment income	283	244	16
Income tax provision	92	67	37
Segment income	$191	$177	8
Effective tax rate	32.5%	27.5%

(Preliminary)

Global Commercial Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended March 31,		Percentage
	2013	2012	Inc/(Dec)

Card billed business	$42.8	$41.4	3%
Total cards-in-force (millions)	7.0	7.0	-
Basic cards-in-force (millions)	7.0	7.0	-
Average basic cardmember spending (dollars)	$6,105	$5,920	3%

Global Corporate Travel:
Travel sales (millions)	$4,653	$4,845	(4	) %
Travel commissions and fees/sales	7.4%	7.2%

Total segment assets	$20.5	$21.9	(6	) %
Segment capital (millions) (A)	$3,636	$3,800	(4	) %
Return on average segment capital (B)	18.0%	20.0%
Return on average tangible segment capital (B)	35.2%	40.6%

Cardmember receivables:
Total receivables	$15.7	$15.3	3%
90 days past billing as a % of total	0.7%	0.6%
Net loss ratio (as a % of charge volume)	0.08%	0.08%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(Preliminary)

Global Commercial Services
Selected Income Statement Data

(Millions)

	Quarters Ended
	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012

Revenues
Discount revenue, net card fees and other	$1,220	$1,277	$1,218	$1,284	$1,216
Interest income	3	3	3	2	3
Interest expense	60	65	65	65	62
Net interest expense	(57)	(62)	(62)	(63)	(59)
Total revenues net of interest expense	1,163	1,215	1,156	1,221	1,157
Provisions for losses	37	33	32	36	35
Total revenues net of interest expense after provisions for losses	1,126	1,182	1,124	1,185	1,122
Expenses
Marketing, promotion, rewards and cardmember services	150	148	139	138	154
Salaries and employee benefits and other operating expenses	693	892	710	748	724
Total	843	1,040	849	886	878
Pretax segment income	283	142	275	299	244
Income tax provision	92	77	92	80	67
Segment income	$191	$65	$183	$219	$177
Effective tax rate	32.5%	54.2%	33.5%	26.8%	27.5%

(Preliminary)

Global Commercial Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012

Card billed business	$42.8	$41.9	$40.6	$42.3	$41.4
Total cards-in-force (millions)	7.0	7.0	7.0	7.0	7.0
Basic cards-in-force (millions)	7.0	7.0	7.0	7.0	7.0
Average basic cardmember spending (dollars)	$6,105	$5,978	$5,798	$6,042	$5,920

Global Corporate Travel:
Travel sales	$4.7	$4.6	$4.4	$5.1	$4.8
Travel commissions and fees/sales	7.4%	8.7%	8.4%	8.1%	7.2%

Total segment assets	$20.5	$18.9	$20.4	$20.0	$21.9
Segment capital (A)	$3.6	$3.6	$3.6	$3.6	$3.8
Return on average segment capital (B)	18.0%	17.6%	20.9%	21.1%	20.0%
Return on average tangible segment capital (B)	35.2%	35.1%	41.9%	42.3%	40.6%

Cardmember receivables:
Total receivables	$15.7	$13.7	$15.4	$15.0	$15.3
90 days past billing as a % of total	0.7%	0.8%	0.7%	0.6%	0.6%
Net loss ratio (as a % of charge volume)	0.08%	0.06%	0.05%	0.06%	0.08%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(Preliminary)

Global Network & Merchant Services
Selected Income Statement Data

(Millions)

	Quarters Ended March 31,		Percentage
	2013	2012	Inc/(Dec)
Revenues
Discount revenue, fees and other	$1,234	$1,186	4%
Interest income	7	4	75
Interest expense	(62)	(58)	7
Net interest income	69	62	11
Total revenues net of interest expense	1,303	1,248	4
Provisions for losses	20	18	11
Total revenues net of interest expense after provisions for losses	1,283	1,230	4
Expenses
Marketing, promotion, rewards and cardmember services	158	172	(8)
Salaries and employee benefits and other operating expenses	543	519	5
Total	701	691	1
Pretax segment income	582	539	8
Income tax provision	209	182	15
Segment income	$373	$357	4
Effective tax rate	35.9%	33.8%

(Preliminary)

Global Network & Merchant Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended March 31,		Percentage
	2013	2012	Inc/(Dec)

Global Card billed business (A)	$224.5	$211.2	6%

Global Network & Merchant Services:
Total segment assets	$22.0	$20.1	9%
Segment capital (millions) (B)	$2,068	$2,141	(3)%
Return on average segment capital (C)	69.1%	67.1%
Return on average tangible segment capital (C)	76.4%	74.9%

Global Network Services:
Card billed business	$33.2	$30.4	9%
Total cards-in-force (millions)	38.1	35.1	9%

(A) Global Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards.  In-store spend activity within retail co-brand portfolios in Global Network Services, from which the Company earns no revenue, is not included in non-proprietary billed business.

(B) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(C) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(Preliminary)

Global Network & Merchant Services
Selected Income Statement Data

(Millions)

	Quarters Ended
	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Revenues
Discount revenue, fees and other	$1,234	$1,322	$1,238	$1,259	$1,186
Interest income	7	7	7	5	4
Interest expense	(62)	(61)	(65)	(59)	(58)
Net interest income	69	68	72	64	62
Total revenues net of interest expense	1,303	1,390	1,310	1,323	1,248
Provisions for losses	20	21	18	17	18
Total revenues net of interest expense after provisions for losses	1,283	1,369	1,292	1,306	1,230
Expenses
Marketing, promotion, rewards and cardmember services	158	180	192	200	172
Salaries and employee benefits and other operating expenses	543	632	539	544	519
Total	701	812	731	744	691
Pretax segment income	582	557	561	562	539
Income tax provision	209	203	201	190	182
Segment income	$373	$354	$360	$372	$357
Effective tax rate	35.9%	36.4%	35.8%	33.8%	33.8%

(Preliminary)

Global Network & Merchant Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012

Global Card billed business (A)	$224.5	$235.5	$220.1	$221.6	$211.2

Global Network & Merchant Services:
Total segment assets	$22.0	$16.5	$21.4	$19.8	$20.1
Segment capital (B)	$2.1	$2.0	$2.1	$2.2	$2.1
Return on average segment capital (C)	69.1%	68.6%	67.6%	67.4%	67.1%
Return on average tangible segment capital (C)	76.4%	75.9%	75.0%	74.9%	74.9%

Global Network Services:
Card billed business	$33.2	$35.1	$32.0	$31.3	$30.4
Total cards-in-force (millions)	38.1	37.6	37.1	36.1	35.1

(A) Global Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards.  In-store spend activity within retail co-brand portfolios in Global Network Services, from which the Company earns no revenue, is not included in non-proprietary billed business.

(B) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(C) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(Preliminary)

American Express Company
Components of Return on Average Equity (ROE), Return on Average Common Equity (ROCE),
and Return on Average Tangible Common Equity (ROTCE)
Appendix I

(Millions)

	For the Twelve Months Ended
	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012

ROE

Net income	$4,506	$4,482	$5,037	$5,022	$5,014
Average shareholders' equity	$19,426	$19,425	$19,145	$18,887	$18,525
Return on average equity (A)	23.2%	23.1%	26.3%	26.6%	27.1%

Reconciliation of ROCE and ROTCE

Net income	$4,506	$4,482	$5,037	$5,022	$5,014
Earnings allocated to participating share awards and other	46	49	56	57	58
Net income attributable to common shareholders	$4,460	$4,433	$4,981	$4,965	$4,956

Average shareholders' equity	$19,426	$19,425	$19,145	$18,887	$18,525
Average common shareholders' equity	$19,426	$19,425	$19,145	$18,887	$18,525
Average goodwill and other intangibles	4,181	4,232	4,272	4,330	4,380
Average tangible common shareholders' equity	$15,245	$15,193	$14,873	$14,557	$14,145
Return on average common equity (A)	23.0%	22.8%	26.0%	26.3%	26.8%
Return on average tangible common equity (B)	29.3%	29.2%	33.5%	34.1%	35.0%

(A) Return on average equity and return on average common equity are calculated by dividing one year period net income/net income attributable to common shareholders by one year average total shareholders’ equity/average common shareholders' equity, respectively.

(B) Return on average tangible common equity, a non-GAAP measure, is computed in the same manner as return on average common equity except the computation of average tangible common shareholders' equity, a non-GAAP measure, excludes from average total shareholders' equity, average goodwill and other intangibles. The Company believes that return on average tangible common equity is a useful measure of the profitability of its business.

(Preliminary)

American Express Company
Components of Return on Average Segment Capital (ROSC) and Return on Average Tangible Segment Capital (ROTSC)
Appendix II

(Millions)

	For the Twelve Months Ended
	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012

U.S. Card Services
Segment income	$2,644	$2,592	$2,896	$2,930	$2,877
Average segment capital	$9,053	$8,999	$8,903	$8,714	$8,508
Average goodwill and other intangibles	368	379	391	403	414
Average tangible segment capital	$8,685	$8,620	$8,512	$8,311	$8,094
Return on average segment capital (A)	29.2%	28.8%	32.5%	33.6%	33.8%
Return on average tangible segment capital (A)	30.4%	30.1%	34.0%	35.3%	35.5%

International Card Services
Segment income	$615	$634	$691	$748	$731
Average segment capital	$2,937	$2,909	$2,919	$2,936	$2,962
Average goodwill and other intangibles	1,412	1,433	1,446	1,472	1,500
Average tangible segment capital	$1,525	$1,476	$1,473	$1,464	$1,462
Return on average segment capital (A)	20.9%	21.8%	23.7%	25.5%	24.7%
Return on average tangible segment capital (A)	40.3%	43.0%	46.9%	51.1%	50.0%

Global Commercial Services
Segment income	$658	$644	$759	$773	$731
Average segment capital	$3,663	$3,649	$3,629	$3,661	$3,649
Average goodwill and other intangibles	1,796	1,812	1,819	1,833	1,847
Average tangible segment capital	$1,867	$1,837	$1,810	$1,828	$1,802
Return on average segment capital (A)	18.0%	17.6%	20.9%	21.1%	20.0%
Return on average tangible segment capital (A)	35.2%	35.1%	41.9%	42.3%	40.6%

Global Network & Merchant Services
Segment income	$1,459	$1,443	$1,413	$1,385	$1,337
Average segment capital	$2,110	$2,104	$2,090	$2,056	$1,993
Average goodwill and other intangibles	201	203	205	207	209
Average tangible segment capital	$1,909	$1,901	$1,885	$1,849	$1,784
Return on average segment capital (A)	69.1%	68.6%	67.6%	67.4%	67.1%
Return on average tangible segment capital (A)	76.4%	75.9%	75.0%	74.9%	74.9%

(A) Return on average segment capital is calculated by dividing one year period segment income by one year average segment capital.  Return on average tangible segment capital, a non-GAAP measure, is computed in the same manner as return on average segment capital except the computation of average tangible segment capital, a non-GAAP measure, excludes average goodwill and other intangibles.  The Company believes that return on average tangible segment capital is a useful measure of the profitability of its business.

(Preliminary)

American Express Company
Net Interest Yield on Cardmember Loans
Appendix III

(Millions)

	Quarters Ended
	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012

Net interest income	$1,243	$1,193	$1,181	$1,121	$1,133

Exclude:
Interest expense not attributable to the Company's cardmember loan portfolio	$311	$324	$338	$341	$364

Interest income not attributable to the Company's cardmember loan portfolio	$(95)	$(91)	$(97)	$(104)	$(109)

Adjusted net interest income (A)	$1,459	$1,426	$1,422	$1,358	$1,388

Average loans (billions)	$62.8	$62.9	$61.4	$60.6	$60.7

Exclude:
Unamortized deferred card fees, net of direct acquisition costs of cardmember loans, and other (billions)	$(0.3)	$(0.2)	$(0.2)	$(0.2)	$(0.2)

Adjusted average loans (billions) (B)	$62.5	$62.7	$61.2	$60.4	$60.5

Net interest income divided by average loans (C)	8.0%	7.5%	7.7%	7.4%	7.5%
Net interest yield on cardmember loans (D)	9.5%	9.1%	9.3%	9.0%	9.2%

(A)  Adjusted net interest income, a non-GAAP measure, represents net interest income allocated to the Company's cardmember loan portfolio excluding the impact of interest expense and interest income not attributable to the Company's cardmember loan portfolio. The Company believes adjusted net interest income is useful to investors because it is a component of net interest yield on cardmember loans.

(B)  Adjusted average loans, a non-GAAP measure, represents average cardmember loans excluding the impact of deferred card fees, net of deferred direct acquisition costs of cardmember loans, and other. The Company believes adjusted average loans is useful to investors because it is a component of net interest yield on cardmember loans.

(C)  This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(D)  Net interest yield on cardmember loans, a non-GAAP measure, is computed by dividing adjusted net interest income by adjusted average loans, computed on an annualized basis.  The calculation of net interest yield on cardmember loans includes interest that is deemed uncollectible. For all presentations of net interest yield on cardmember loans, reserves and net write-offs related to uncollectible interest are recorded through provisions for losses - cardmember loans; therefore, such reserves and net write-offs are not included in the net interest yield calculation. The Company believes net interest yield on cardmember loans is useful to investors because it provides a measure of profitability of the Company's cardmember loan portfolio.

(Preliminary)

U. S. Card Services and International Card Services
Net Interest Yield on Cardmember Loans
Appendix IV

(Millions)

	Quarters Ended
	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
USCS:
Net interest income	$1,204	$1,167	$1,168	$1,112	$1,130

Exclude:
Interest expense not attributable to the Company's cardmember loan portfolio	$48	$51	$51	$51	$51

Interest income not attributable to the Company's cardmember loan portfolio	$(2)	$(2)	$(3)	$(2)	$(2)

Adjusted net interest income (A)	$1,250	$1,216	$1,216	$1,161	$1,179

Average loans (billions)	$54.0	$53.9	$52.8	$52.1	$51.9

Exclude:
Unamortized deferred card fees, net of direct acquisition costs of cardmember loans (billions)	$-	$-	$-	$-	$-

Adjusted average loans (billions) (B)	$54.0	$53.9	$52.8	$52.1	$51.9

Net interest income divided by average loans (C)	9.0%	8.6%	8.8%	8.6%	8.8%
Net interest yield on cardmember loans (D)	9.4%	9.0%	9.2%	9.0%	9.1%

ICS:
Net interest income	$193	$187	$187	$178	$193

Exclude:
Interest expense not attributable to the Company's cardmember loan portfolio	$23	$27	$26	$26	$25

Interest income not attributable to the Company's cardmember loan portfolio	$(7)	$(3)	$(7)	$(7)	$(9)

Adjusted net interest income (A)	$209	$211	$206	$197	$209

Average loans (billions)	$8.8	$8.9	$8.6	$8.5	$8.8

Exclude:
Unamortized deferred card fees, net of direct acquisition costs of cardmember loans, and other (billions)	$(0.3)	$(0.2)	$(0.2)	$(0.2)	$(0.2)

Adjusted average loans (billions) (B)	$8.5	$8.7	$8.4	$8.3	$8.6

Net interest income divided by average loans (C)	8.9%	8.3%	8.7%	8.4%	8.8%
Net interest yield on cardmember loans (D)	10.0%	9.6%	9.8%	9.5%	9.8%

(A) Adjusted net interest income, a non-GAAP measure, represents net interest income allocated to the Company's cardmember loan portfolio excluding the impact of interest expense and interest income not attributable to the Company's cardmember loan portfolio. The Company believes adjusted net interest income is useful to investors because it is a component of net interest yield on cardmember loans.

(B)  Adjusted average loans, a non-GAAP measure, represents average cardmember loans excluding the impact of deferred card fees, net of deferred direct acquisition costs of cardmember loans, and other. The Company believes adjusted average loans is useful to investors because it is a component of net interest yield on cardmember loans.

(C)  This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(D)  Net interest yield on cardmember loans, a non-GAAP measure, is computed by dividing adjusted net interest income by adjusted average loans, computed on an annualized basis.  The calculation of net interest yield on cardmember loans includes interest that is deemed uncollectible. For all presentations of net interest yield on cardmember loans, reserves and net write-offs related to uncollectible interest are recorded through provisions for losses - cardmember loans; therefore, such reserves and net write-offs are not included in the net interest yield calculation. The Company believes net interest yield on cardmember loans is useful to investors because it provides a measure of profitability of the Company's cardmember loan portfolio.